Note 6 - Commitments	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Commitments Disclosure [Text Block]
6 .	Commitments

Lease Agreements

We lease approximately 8,400 square feet of office and laboratory space located in Smyrna, Georgia (metropolitan Atlanta) pursuant to an operating lease which expires on December 31, 2016, with an additional 12-month renewal option. Rent expense for the years ended December 31, 2015, 2014 and 2013 was $146,092, $117,084, and $117,879, respectively. Future minimum lease payments total $149,042 in 2016.

Other Commitments

In the normal course of business, we may enter into various firm purchase commitments related to production and testing of our vaccine material, conduct of clinical trials, and other research-related activities. As of December 31, 2015, we had approximately $72,500 of unrecorded outstanding purchase commitments to our vendors and subcontractors, all of which we expect will be due in 2016.